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                                      FLAG
                                    INVESTORS
                                     EQUITY
                                    PARTNERS
                                      FUND






                                  ANNUAL REPORT
                                  MAY 31, 1997

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

o Your Fund achieved strong results over the past 6- and 12-month periods, comparing favorably against other growth funds.

o The investment environment for stocks remains very positive due to favorable economic trends, prospects for a balanced budget and ongoing record money flows into equity mutual funds.

o Our portfolio strategy is to invest for the long term in undervalued companies with strong financial characteristics and shareholder-oriented managements. Our investment approach is distinctive because of our flexibility in selecting portfolio companies, which include traditional value stocks as well as high growth rate companies.

o The ongoing bull market has been of historic proportions, with the Standard & Poor's 500 Index producing a compound return of approximately 18% over the past 15 years. Investors should have lower expectations from this point forward.

FUND PERFORMANCE
--------------------------------------------------------------------------------
Growth of a $10,000 Investment in Class A Shares*
February 13, 1995-May 31, 1997


                  $10,000 invested in the Equity Partners Fund
                  Class A Shares at inception on February 13, 1995 was worth $17,383 on May 31, 1997.


                  [GRAPH APPEARS HERE--SEE PLOT POINTS BELOW]


                             2/95           $10,000
                             5/95            10,770
                             8/95            11,421
                            11/95            11,993
                             2/96            12,756
                             5/96            13,252
                             8/96            13,329
                            11/96            15,576
                             2/97            16,192
                             5/97            17,383



Total Return Performance*

                                  Class A              Class B          Institutional
  Periods ended 5/31/97           Shares               Shares              Shares
-------------------------------------------------------------------------------------
  6 Months                         11.6%                11.2%               11.7%
 .....................................................................................
  12 Months                        31.2%                30.3%               31.6%
 .....................................................................................
  Since Inception                 2/13/95              2/13/95             2/12/96
  (Cumulative)                    -------              -------             -------
                                   73.8%                71.1%               35.8%
 .....................................................................................


  *These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the sales charge were reflected, the quoted performance would be lower. Performance figures for the classes differ because each class maintains a distinct expense structure. For further details on expense structures, please refer to the Fund's prospectus. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 6.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Fellow Shareholders:

     We are pleased to report on the progress of your Fund for the periods ended May 31, 1997.

Performance

     The Fund's Class A Shares produced a total return of 11.6% and 31.2% for the 6- and 12-month periods ended May 31, 1997, respectively. For the 12-month period, the Fund ranked in the top 4% of Lipper Analytical's Growth Funds category.(1) In addition, the Fund received an "A" designation from The Wall Street Journal for the 12 months ended May 29, 1997.(2) The Class A Shares have had a cumulative total return of 73.8% since the Fund's inception on February 13, 1995 (see table, page 1).

     Over the past year, the Class A Shares' net asset value grew by $4.04, which includes income and capital gains distributions. The largest positive and negative contributors to this growth are shown in the following table.

Contributors to Net Asset Value Performance

  (For the 12 months ended 5/31/97)
 .........................................................................................
  Five Best Contributors     Gain Per Share   Five Worst Contributors   Loss Per Share
 .........................................................................................
  Conseco                        $0.31        Hercules                      $(0.02)
 .........................................................................................
  America Online                 $0.28        ITT Industries                $(0.02)
 .........................................................................................
  IBM                            $0.25        Alexander & Alexander         $(0.01)
 .........................................................................................
  Travelers                      $0.22        Mid Ocean                     $(0.01)
 .........................................................................................
  American Express               $0.20        Ryland                        $(0.01)
 .................................-----......................................-------......
      Total                      $1.26            Total                     $(0.07)
 .........................................................................................

     Conseco, the largest contributor, was also among the prior year's five best performers and is an original holding of the Fund. In contrast, the Fund has only owned America Online, the second largest contributor, for 6 months.


----------
(1) The Lipper ranking is based on performance for the year ended May 31, 1997 relative to other funds in the category. This ranking indicates that the Fund ranked #31 out of 750 funds in the Growth Funds category. Performance figures used in these rankings exclude the impact of any sales charge.
(2) Funds are categorized by The Wall Street Journal based on classifications by Lipper and are ranked by total return performance relative to other funds in their respective categories. Unlike the broad Growth Funds category described above, The Wall Street Journal's Growth Funds category is limited to funds listed by NASDAQ. This ranking indicates that the Fund's performance for the year ended May 29, 1997 placed in the top 20% in the Growth Funds category, ranking #36 out of 542 funds. Performance figures used in these rankings exclude the impact of any sales charge.

--------------------------------------------------------------------------------

Investment Environment

     The stock market environment continues to be extremely positive. The U.S. economy is now in its seventh year of expansion. This, in combination with successful cost-cutting by corporations, has resulted in an ongoing rise in profits and cash flows. For a variety of reasons, managements have been increasingly focused on directing this cash flow to the shareholders' best use.

     Despite the strength in the economy, inflation has remained surprisingly low. The past 5 monthly reports on the change in the Producer Price Index (a measure of price changes at the wholesale level) have actually been negative. The effect of global competition on prices and the impact of technology on productivity have been reasons given for the absence of inflation.

     Looking back over the past 15 years, the unwinding of inflation has probably been the greatest single factor behind the stock market's extraordinary performance. During this period, the price/earnings ratio for the S&P 500 has roughly tripled from 7 to 21, due in large part to lower inflation.

     In addition to benefiting from the highly favorable economic environment, the market is also being helped by favorable political developments. Congress is on the verge of adopting a balanced budget plan that would include a reduction in capital gains tax rates. If this plan is adopted and adhered to, it would represent a major unexpected and positive development in our country's financial condition. Its achievement, should it be implemented, would result more from the strength in our economy and resulting tax receipts than from the fiscal discipline of Congress.

     Added to the favorable economic and political trends has been Americans' newfound love affair with common stocks and mutual funds. It is difficult to distinguish between the chicken and the egg in this case, but certainly ever-rising stock prices and investors' decisions to buy more stocks are directly related. A cynic might note that stocks are one of the few commodities where higher prices often result in greater, rather than lesser, demand.

Portfolio Strategy

     Our strategy, as always, is to invest for the long term in undervalued companies with strong financial characteristics and shareholder-oriented managements. We try to be very disciplined in adhering to our criteria for value. The sharp rise in stock prices has made it more difficult to find good values. This, combined with an inflow of $50 million in cash in the past 6 months, has result-

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

ed in a cash position of 15%, which is larger than we would normally like for an equity fund. We do believe that in the long run shareholders will be better served if we patiently wait for opportunities rather than give in to an emotional urge to get money into the market.

     One somewhat distinctive aspect of our investment approach is the flexibility we allow ourselves in the types of companies we select. For example, in the past 6 months we increased our investment in two very different companies, Ford Motor and America Online. Ford is a very large, mature and cyclical company, with a high dividend yield and very low price/earnings ratio. America Online is a young, rapidly growing company with no dividends or earnings. They have one thing in common -- both were temporarily out of favor with investors and were selling at a low enough price to offer good value for the long term. If we had limited our scope to traditional value stocks like Ford, we would have missed the opportunity to buy America Online, which has more than doubled our average cost over a 6-month period.

     We have also been taking advantage of the rising market to weed out mistakes and the companies that we have less confidence in, and to reinvest the money in long-term favorites (please see the Five Largest Holdings table below). We believe this process of continuous improvement, which is practiced in many businesses today, can be aptly applied to portfolio management as well.

Five Largest Equity Holdings

  (As of 5/31/97)
---------------------------------------------------------------------------------------------
  Security                       Total Cost       Market Value       Percent of Net Assets
 .............................................................................................
  Champion Enterprises           $ 5,987,621        $ 6,017,813                3.5%
 .............................................................................................
  Ford Motor                     $ 5,073,901        $ 6,000,000                3.5%
 .............................................................................................
  Lockheed Martin                $ 5,067,845        $ 5,495,787                3.2%
 .............................................................................................
  Conseco                        $ 2,121,740        $ 5,200,000                3.1%
 .............................................................................................
  USG Corp.                      $ 4,123,301        $ 5,171,963                3.0%
 .................................-----------........-----------...............-----..........
      Total                      $22,374,408        $27,885,563               16.3%
 .............................................................................................

--------------------------------------------------------------------------------

  Closing

     Most of us have been recently humbled, not for the first time, by the difficulty of market timing. Few expected 1997 to begin so strongly after the tremendous gains of the prior two years. When the Equity Partners Fund began in February 1995, the Dow was just reaching 4000 for the first time. Who could have predicted it would be approaching 8000 today? It is nearly impossible to know how the stock market will behave in advance, given all the variables that affect it.

     This bull market has been of truly historic proportions. Now approaching seven years in duration, it has been equal in length and magnitude to the great bull market of the early 1950s. These two markets qualify as the longest running bull markets of this century. Since 1981, the market has produced a positive return every year but one and has compounded at almost 18% during the period.

     We should all appreciate the significance of this period and be thankful for the wealth it has created, but lower our expectations from this point forward. It is not always like this.

Sincerely,

/s/ Lee S. Owen                             /s/ J. Dorsey Brown, III
-------------------------------             ----------------------------------
Lee S. Owen                                 J. Dorsey Brown, III
President                                   Executive Vice President

June 20, 1997

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FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, line graphs comparing the Fund's performance to that of an appropriate market index. These graphs must measure the growth of a $10,000 hypothetical investment from the Fund's inception through the most recent fiscal year-end. They reflect the impact of the Fund's total expenses and the currently effective 4.50% maximum sales charge for the Fund's Class A Shares and a 3.00% contingent deferred sales charge for the Fund's Class B Shares, which is the applicable sales charge for the represented time period.

     While the following charts are required by SEC rules, such comparisons are of limited utility since the indices shown are not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of these indices would have had to own the securities that they represent. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC also requires that we report the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective 4.50% maximum sales charge for the Fund's Class A Shares and 4.00% maximum contingent deferred sales charge for the Fund's Class B Shares. These total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Change in Value of a $10,000 Investment in Class A Shares*
February 13, 1995-May 31, 1997



                  [GRAPH APPEARS HERE--SEE PLOT POINTS BELOW]


                           Flag
                        Investors
                          Equity         S&P          91-Day
                         Partners        500       U.S. Treasury
                           Fund       Composite        Bill
                           ----       ---------        ----

                2/95     $ 9,550       $10,000       $10,000
                5/95      10,285        11,010        10,150
                8/95      10,907        11,682        10,302
               11/95      11,453        12,659        10,442
                2/96      12,182        13,467        10,589
                5/96      12,656        14,144        10,721
                8/96      12,729        13,866        10,863
               11/96      14,875        16,190        11,007
                2/97      15,463        16,993        11,150
                5/97      16,601        18,307        11,308


Average Annual Total Return*

  Periods Ended 6/30/97       1 Year           5 Years       Since Inception**
--------------------------------------------------------------------------------
  Class A Shares              27.60%             --               25.04%
 ................................................................................

 * These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results. The indices listed above are unmanaged and are widely recognized as indicators of the performance in their respective sectors. The S&P 500 Composite is an indicator of general market performance and the 91-Day U.S. Treasury Bill is a measure of short-term bond market performance.
**   February 13, 1995.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Additional Performance Information (concluded)

Change  in Value of a $10,000 Investment in Class B Shares*
February 13,  1995-May  31, 1997


                  [GRAPH APPEARS HERE--SEE PLOT POINTS BELOW]


                          Flag
                        Investors
                         Equity          S&P         91-Day
                        Partners         500      U.S. Treasury
                          Fund        Composite       Bill
                          ----        ---------       ----

               2/95     $10,000       $10,000       $10,000
               5/95      10,750        11,010        10,150
               8/95      11,391        11,682        10,302
              11/95      11,943        12,659        10,442
               2/96      12,670        13,467        10,589
               5/96      13,134        14,144        10,721
               8/96      13,194        13,866        10,863
              11/96      15,383        16,190        11,007
               2/97      15,963        16,993        11,150
               5/97      16,811        18,307        11,308


Average Annual Total Return*

  Periods Ended 6/30/97       1 Year          5 Years        Since Inception**
--------------------------------------------------------------------------------
  Class B Shares              29.53%            --                25.36%
 ................................................................................


 * These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results.
**   February 13, 1995.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Change in Value of a $10,000 Investment in Institutional Shares*
February 12, 1996-May 31, 1997


                  [GRAPH APPEARS HERE--SEE PLOT POINTS BELOW]


                            Flag
                          Investors
                           Equity         S&P          91-Day
                          Partners        500      U.S. Treasury
                            Fund       Composite        Bill
                            ----       ---------        ----

                2/96      $ 9,550       $10,000       $10,000
                5/96       10,323        10,503        10,125
                8/96       10,396        10,297        10,259
               11/96       12,156        12,023        10,395
                2/97       12,646        12,619        10,530
                5/97       13,584        13,595        10,679


Average Annual Total Return*

  Periods Ended 6/30/97       1 Year          5 Years        Since Inception**
--------------------------------------------------------------------------------
  Institutional Shares        34.11%             --                27.30%
 ................................................................................


 * These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results.
**   February 12, 1996.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                             May 31, 1997


                                                                   Market Value
  Shares                                                             (Note 1)
--------------------------------------------------------------------------------
COMMON STOCK: 85.2%
Banking: 5.0%
     30,600      Citicorp                                          $ 3,499,875
     19,500      Wells Fargo & Company                               5,138,250
--------------------------------------------------------------------------------
                                                                     8,638,125
--------------------------------------------------------------------------------
Basic Industry: 3.9%
     84,100      Hercules, Inc.                                      3,942,187
     60,000      Monsanto Co.                                        2,640,000
--------------------------------------------------------------------------------
                                                                     6,582,187
--------------------------------------------------------------------------------
Business Services: 3.7%
     90,000      First Data Corp.                                    3,600,000
     80,000      Heritage Media Corp.*                               1,460,000
     58,000      SEI Corporation                                     1,305,000
--------------------------------------------------------------------------------
                                                                     6,365,000
--------------------------------------------------------------------------------
Capital Goods: 3.8%
     29,900      Briggs & Stratton Corporation                       1,543,587
     24,200      Caterpillar, Inc.                                   2,362,525
     32,500      Eaton Corporation                                   2,591,875
--------------------------------------------------------------------------------
                                                                     6,497,987
--------------------------------------------------------------------------------
Consumer Durables/Non-Durables: 12.0%
    100,000      Blyth Industries, Inc.*                             4,450,000
    160,000      Ford Motor Company                                  6,000,000
     97,500      Philip Morris Companies, Inc.                       4,290,000
    115,000      Richfood Holdings, Inc.                             2,659,375
     93,000      Sunbeam Corp.                                       3,138,750
--------------------------------------------------------------------------------
                                                                    20,538,125
--------------------------------------------------------------------------------
Consumer Services: 5.1%
     80,000      America Online, Inc.*                               4,420,000
     25,000      Gannett Company, Inc.                               2,312,500
     36,000      Times Mirror Company - Class A                      2,020,500
--------------------------------------------------------------------------------
                                                                     8,753,000
--------------------------------------------------------------------------------
Defense/Aerospace: 5.2%
     58,700      Lockheed Martin Corp.                               5,495,787
     51,600      McDonnell Douglas Corp.                             3,321,750
--------------------------------------------------------------------------------
                                                                     8,817,537
--------------------------------------------------------------------------------

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------



                                                                   Market Value
  Shares                                                             (Note 1)
--------------------------------------------------------------------------------
COMMON STOCK (continued)
Energy: 2.8%
     48,000      MAPCO, Inc.                                       $ 1,524,000
     75,500      Noble Affiliates, Inc.                              3,180,437
--------------------------------------------------------------------------------
                                                                     4,704,437
--------------------------------------------------------------------------------
Financial Services: 7.4%
     60,200      American Express Company                            4,183,900
    108,000      Federal Home Loan Mortgage Corporation              3,564,000
     11,000      Transamerica Corp.                                    999,625
     70,000      Travelers Group, Inc.                               3,841,250
--------------------------------------------------------------------------------
                                                                    12,588,775
--------------------------------------------------------------------------------
Health Care: 1.8%
     25,000      Amgen, Inc.*                                        1,671,875
     22,000      Johnson & Johnson                                   1,317,250
--------------------------------------------------------------------------------
                                                                     2,989,125
--------------------------------------------------------------------------------
Hotels/Gaming: 3.0%
    130,000      Harrah's Entertainment, Inc.*                       2,421,250
     61,600      Hilton Hotels Corporation                           1,740,200
     16,400      ITT Corporation*                                      977,850
--------------------------------------------------------------------------------
                                                                     5,139,300
--------------------------------------------------------------------------------
Housing: 6.6%
    327,500      Champion Enterprises, Inc.*                         6,017,813
    148,300      USG Corporation*                                    5,171,963
--------------------------------------------------------------------------------
                                                                    11,189,776
--------------------------------------------------------------------------------
Insurance: 5.2%
    130,000      Conseco Inc.                                        5,200,000
     82,200      Mid Ocean Limited                                   3,729,825
--------------------------------------------------------------------------------
                                                                     8,929,825
--------------------------------------------------------------------------------
Multi-Industry: 4.5%
     56,000      American Standard Co., Inc.*                        2,807,000
     25,000      Loews Corporation                                   2,431,250
     24,200      Tenneco, Inc.                                       1,082,950
     17,800      United Technologies Corp.                           1,430,675
--------------------------------------------------------------------------------
                                                                     7,751,875
--------------------------------------------------------------------------------

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)                             -   May 31, 1997


  Shares/                                                          Market Value
 Par (000)                                                           (Note 1)
--------------------------------------------------------------------------------
COMMON STOCK (concluded)
Retail: 4.2%
     82,550      J.C. Penney Co., Inc.                            $ 4,251,325
    210,000      Kmart Corporation*                                 2,940,000
--------------------------------------------------------------------------------
                                                                    7,191,325
--------------------------------------------------------------------------------
Technology: 8.7%
     56,000      International Business Machines Corporation        4,844,000
     97,500      Millipore Corporation                              4,204,688
     34,000      Varian Associates, Inc.                            1,802,000
     59,500      Xerox Corporation                                  4,031,125
--------------------------------------------------------------------------------
                                                                   14,881,813
--------------------------------------------------------------------------------
Transportation: 2.3%
     95,800      Canadian National Railway Company                  3,999,650
--------------------------------------------------------------------------------
     Total Common Stock
      (Cost $106,416,210)                                         145,557,862
--------------------------------------------------------------------------------

 REPURCHASE AGREEMENT: 15.4%
    $26,235      Goldman Sachs & Co., 5.30%
                 Dated 5/30/97,  to be repurchased on
                 6/2/97,  collateralized by U.S. Treasury
                 Notes with a market value of $26,759,870.
                 (Cost $26,235,000)                                26,235,000
--------------------------------------------------------------------------------

12


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FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Total Investment in Securities: 100.6%
  (Cost $132,651,210)**                                          $171,792,862
Liabilities in Excess of Other Assets, Net: (0.6%)                   (977,793)
--------------------------------------------------------------------------------
Net Assets: 100.0%                                               $170,815,069
================================================================================
Net Asset Value and Redemption Price Per:
  Class A Share
    ($113,029,663 / 6,677,416 shares outstanding)                      $16.93
================================================================================
  Class B Share
    ($15,670,213 / 930,703 shares outstanding)                         $16.84***
================================================================================
  Institutional Share
    ($42,115,193 / 2,486,105 shares outstanding)                       $16.94
================================================================================
Maximum Offering Price Per:
  Class A Share
    ($16.93 / .955)                                                    $17.73
================================================================================
  Class B Share                                                        $16.84
================================================================================
  Institutional Share                                                  $16.94
================================================================================

----------
  *  Non-income producing security.
 **  Also aggregate cost for federal tax purposes.
*** Redemption value is $16.17 following a 4% maximum contingent deferred sales charge.

                       See Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Statement of Operations

                                                                   For the
                                                                  Year Ended
                                                                    May 31,
--------------------------------------------------------------------------------
                                                                      1997
Investment Income (Note 1):
   Dividends                                                      $ 1,495,289
   Interest                                                           636,462
--------------------------------------------------------------------------------
            Total income                                            2,131,751
--------------------------------------------------------------------------------

Expenses:
   Investment advisory fee (Note 2)                                   994,751
   Distribution fee (Note 2)                                          294,233
   Registration fees                                                   72,607
   Transfer agent fee (Note 2)                                         59,840
   Accounting fee (Note 2)                                             55,940
   Legal                                                               52,053
   Printing and postage                                                36,499
   Audit                                                               29,785
   Custodian fee                                                       20,170
   Organizational expense (Note 1)                                     10,209
   Directors' fees                                                      5,503
   Miscellaneous                                                        4,870
   Insurance                                                            1,910
--------------------------------------------------------------------------------
            Total expenses                                          1,638,370
   Less: Fees waived (Note 2)                                        (141,648)
--------------------------------------------------------------------------------
            Net expenses                                            1,496,722
--------------------------------------------------------------------------------
   Net investment income                                              635,029
--------------------------------------------------------------------------------

Realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions                     2,887,321
   Change in unrealized appreciation or depreciation of
     investments                                                   27,900,712
--------------------------------------------------------------------------------
            Net gain on investments                                30,788,033
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $31,423,062
================================================================================

                       See Notes to Financial Statements.

14

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FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Statement of Changes in Net Assets



                                                     For the Year Ended May 31,
--------------------------------------------------------------------------------
                                                        1997            1996
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                            $   635,029      $  821,246
   Net realized gain/(loss)
     from security transactions                       2,887,321         (24,094)
   Change in unrealized appreciation or
     depreciation of investments                     27,900,712      10,744,023
--------------------------------------------------------------------------------
   Net increase in net assets resulting
     from operations                                 31,423,062      11,541,175
--------------------------------------------------------------------------------
Distributions to Shareholders from:
   Net investment income:
     Class A Shares                                    (551,174)       (598,906)
     Class B Shares                                      (5,815)        (27,629)
     Institutional Shares                              (112,532)             --
   Net realized short-term gains:
     Class A Shares                                    (168,249)             --
     Class B Shares                                     (17,444)             --
     Institutional Shares                               (36,622)             --
   Net realized long-term gains:
     Class A Shares                                    (392,581)             --
     Class B Shares                                     (40,703)             --
     Institutional Shares                               (85,452)             --
--------------------------------------------------------------------------------
        Total distributions                          (1,410,572)       (626,535)
--------------------------------------------------------------------------------
Capital Share Transactions (Note 3):
   Proceeds from sale of shares                      73,706,538      28,046,908
   Value of shares issued in reinvestment
     of dividends                                     1,249,105         560,846
   Cost of shares repurchased                        (7,920,313)     (6,525,825)
--------------------------------------------------------------------------------
   Increase in net assets derived from
     capital share transactions                      67,035,330      22,081,929
--------------------------------------------------------------------------------
   Total increase in net assets                      97,047,820      32,996,569

Net Assets:
   Beginning of year                                 73,767,249      40,770,680
--------------------------------------------------------------------------------
   End of year                                     $170,815,069     $73,767,249
================================================================================
                       See Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Financial Highlights -- Class A Shares
(For a share outstanding  throughout each period)
                                                               For the Period
                                                              Feb. 13, 1995(1)
                                                For the Year       through
                                                Ended May 31,       May 31,
------------------------------------------------------------------------------
                                                1997       1996       1995
Per Share Operating Performance:
   Net asset value at beginning of period     $ 13.09    $ 10.77     $ 10.00
                                              -------    -------     -------
Income from Investment Operations:
   Net investment income                         0.08       0.17        0.12
   Net realized and unrealized gain
      on investments                             3.96       2.29        0.65
                                              -------    -------     -------
   Total from Investment Operations              4.04       2.46        0.77
Less Distributions:
   Distributions from net investment income
      and net realized short-term gains         (0.13)     (0.14)         --
   Distributions from net realized
      long-term gains                           (0.07)        --          --
                                              -------    -------     -------
   Total distributions                          (0.20)     (0.14)         --
                                              -------    -------     -------
   Net asset value at end of period           $ 16.93    $ 13.09     $ 10.77
                                              =======    =======     =======
Total Return(2)                                 31.17%     23.05%       7.70%

Ratios to Average Daily Net Assets:
   Expenses(3)                                   1.35%      1.35%       1.35%(5)
   Net investment income(4)                      0.61%      1.52%       3.74%(5)

Supplemental Data:
   Net assets at end of period (000)         $113,030    $64,230     $38,612
   Portfolio turnover rate                      17.60%      0.73%         --
   Average commissions per share(6)          $   0.0677       --          --

---------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.48%, 1.77% and 3.76% (annualized) for the years ended May 31, 1997, 1996 and the period ended May 31, 1995, respectively.
(4) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 0.48%, 1.10% and 1.33% (annualized) for the years ended May 31, 1997, 1996 and the period ended May 31, 1995, respectively.
(5) Annualized.
(6) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

                       See Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
-------------------------------------------------------------------------------
Financial Highlights -- Class B Shares
(For a share outstanding throughout each period)

                                                                      For the Period
                                                                      Feb. 13, 1995(1)
                                                      For the Year        through
                                                      Ended May 31,      May 31,
--------------------------------------------------------------------------------------
                                                     1997       1996       1995
Per Share Operating Performance:
   Net asset value at beginning of period          $ 13.03     $10.75      $10.00
                                                   -------     ------      ------
Income from Investment Operations:
   Net investment income/(expenses in
      excess of income)                              (0.04)      0.07        0.07
   Net realized and unrealized gain
      on investments                                  3.96       2.31        0.68
                                                   -------     ------      ------
   Total from Investment Operations                   3.92       2.38        0.75
Less Distributions:
   Distributions from net investment income
      and net realized short-term gains              (0.04)     (0.10)         --
   Distributions from net realized
      long-term gains                                (0.07)        --          --
                                                   -------     ------      ------
   Total distributions                               (0.11)     (0.10)         --
                                                   -------     ------      ------
   Net asset value at end of period                $ 16.84     $13.03      $10.75
                                                   =======     ======      ======
Total Return(2)                                      30.28%     22.17%       7.50%

Ratios to Average Daily Net Assets:
   Expenses(3)                                        2.10%      2.10%       2.10%(5)
   Net investment income/(expenses in
      excess of income)(4)                           (0.16)%     0.71%       1.97%(5)

Supplemental Data:
   Net assets at end of period (000)               $15,670     $5,302      $2,159
   Portfolio turnover rate                           17.60%      0.73%         --
   Average commissions per share(6)                $  0.0677       --          --

---------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 2.23%, 2.52% and 4.22% (annualized) for the years ended May 31, 1997, 1996 and the period ended May 31, 1995, respectively.
(4) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been (0.28)%, 0.29% and (0.15)% (annualized) for the years ended May 31, 1997, 1996 and the period ended May 31, 1995, respectively.
(5) Annualized.
(6) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.


                       See Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Financial Highlights -- Institutional Shares
(For a share outstanding throughout each period)

                                                                      For the Period
                                                           For the    Feb. 12, 1996(1)
                                                          Year Ended      through
                                                            May 31,       May 31,
--------------------------------------------------------------------------------------
                                                             1997          1996
Per Share Operating Performance:
   Net asset value at beginning of period                   $ 13.10        $12.72
                                                            -------        ------

Income from Investment Operations:
   Net investment income                                       0.14          0.04
   Net realized and unrealized gain on investments             3.95          0.34
                                                            -------        ------
   Total from Investment Operations                            4.09          0.38

Less Distributions:
   Distributions from net investment income
      and net realized short-term gains                       (0.18)           --
   Distributions from net realized long-term gains            (0.07)           --
                                                            -------        ------
   Total distributions                                        (0.25)           --
                                                            -------        ------
   Net asset value at end of period                         $ 16.94        $13.10
                                                            =======        ======
Total Return                                                  31.58%         3.23%

Ratios to Average Daily Net Assets:
   Expenses(2)                                                 1.10%         1.10%(4)
   Net investment income(3)                                    0.81%         1.20%(4)

Supplemental Data:
   Net assets at end of period (000)                        $42,115        $4,235
   Portfolio turnover rate                                    17.60%         0.73%(4)
   Average commissions per share(5)                         $  0.0677          --

---------
(1) Commencement of operations.
(2) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.23% and 1.55% (annualized) for the year ended May 31, 1997 and the period ended May 31, 1996, respectively.
(3) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 0.70% and 0.75% (annualized) for the year ended May 31, 1997 and the period ended May 31, 1996, respectively.
(4) Annualized.
(5) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

                       See Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Notes to Financial Statements

NOTE 1 -- Significant Accounting Policies

     Flag Investors Equity Partners Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on November 30, 1994, commenced operations February 13, 1995. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end Investment Management Company. Its objective is to seek long-term growth of capital and, secondarily, current income primarily through a policy of diversified investments in equity securities, including common stocks and convertible securities.

     The Fund consists of three share classes: Class A Shares and Class B Shares, which both commenced February 13, 1995, and Institutional Shares, which commenced February 12, 1996.

     The Class A and Class B Shares are subject to different sales charges. The Class A Shares have a 4.50% maximum front-end sales charge and the Class B Shares have a 4.00% maximum contingent deferred sales charge. The Institutional Shares have neither a front-end sales charge nor a contingent deferred sales charge. In addition, each class has a different distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. Security Valuation--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at its last bid price in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 1 -- concluded

     B.  Repurchase  Agreements--The  Fund may enter into  tri-party  repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. Federal Income Taxes--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

             The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. Securities Transactions, Investment Income, Distributions and Other-- The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income and expenses are recorded on an accrual basis. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund has deferred the costs incurred by its organization and the initial public offering of shares. These costs are being amortized on the straight-line method over a five-year period, which began when the Fund commenced investment activities.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

NOTE 2 -- Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM") is the Fund's subadvisor. As compensation for its advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of the amount over $200 million.

     As compensation for its subadvisory services, ICC pays ABIM a fee from its advisory fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.75% of the first $50 million, 0.60% of the next $150 million and 0.50% of the amount over $200 million.

     ICC has agreed to waive a portion of its fees and reimburse expenses so that the Fund's total operating expenses for any fiscal year do not exceed 1.35% of the Class A Shares' average daily net assets, 2.10% of the Class B Shares' average daily net assets and 1.10% of the Institutional Shares' average daily net assets. ICC waived fees of $141,648 for the year ended May 31, 1997.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets. The Fund paid ICC $55,940 for accounting services for the year ended May 31, 1997.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $59,840 for transfer agent services for the year ended May 31, 1997.

     As compensation for providing distribution services, the Fund pays Alex. Brown & Sons Incorporated ("Alex. Brown") an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Class A Shares' average daily net assets and 1.00% (including a 0.25% shareholder servicing fee) of the Class B Shares' average daily net assets. For the year ended May 31, 1997, distribution fees aggregated $294,233, of which $206,936 were attributable to the Class A Shares and $87,297 were attributable to the Class B Shares. The Fund did not pay Alex. Brown any commissions for the year ended May 31, 1997.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended May 31, 1997 was $3,765, and the accrued liability was $7,114.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

NOTE 3 -- Capital Share Transactions

     The Fund is authorized to issue up to 35 million shares of $.001 par value capital stock (20 million Class A, 5 million Class B, 5 million Institutional and 5 million undesignated). Transactions in shares of the Fund were as follows:

                                                    Class A Shares
                                            ------------------------------
                                               For the           For the
                                              Year Ended       Year Ended
                                             May 31, 1997     May 31, 1996
                                            --------------   -------------

Shares sold                                     2,175,983       1,801,793
Shares issued to shareholders on
   reinvestment of dividends                       71,468          46,324
Shares redeemed                                  (477,782)       (526,068)
                                              -----------     -----------
Net increase in shares outstanding              1,769,669       1,322,049
                                              ===========     ===========

Proceeds from sale of shares                  $32,665,187     $21,242,051
Value of reinvested dividends                   1,040,589         537,705
Cost of shares redeemed                        (7,100,783)     (6,296,438)
                                              -----------     -----------
Net increase from capital share transactions  $26,604,993     $15,483,318
                                              ===========     ===========

                                                     Class B Shares
                                            ------------------------------
                                               For the           For the
                                              Year Ended       Year Ended
                                             May 31, 1997     May 31, 1996
                                            ------------------------------

Shares sold                                       545,380         221,303
Shares issued to shareholders on
   reinvestment of dividends                        3,986           2,003
Shares redeemed                                   (25,717)        (17,025)
                                              -----------     -----------
Net increase in shares outstanding                523,649         206,281
                                              ===========     ===========

Proceeds from sale of shares                   $8,263,270      $2,641,798
Value of reinvested dividends                      60,224          23,141
Cost of shares redeemed                          (375,286)       (208,673)
                                              -----------     -----------
Net increase from capital share transactions   $7,948,208      $2,456,266
                                              ===========     ===========

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

NOTE 3 -- concluded

                                                   Institutional Shares
                                             ------------------------------
                                                             For the Period
                                                For the      Feb. 12, 1996*
                                              Year Ended         through
                                             May 31, 1997     May 31, 1996
                                             ------------     -------------
Shares sold                                     2,182,989         324,964
Shares issued to shareholders on
   reinvestment of dividends                        9,854              --
Shares redeemed                                   (30,115)         (1,587)
                                              -----------      ----------
Net increase in shares outstanding              2,162,728         323,377
                                              ===========      ==========

Proceeds from sale of shares                  $32,778,081      $4,163,059
Value of reinvested dividends                     148,292              --
Cost of shares redeemed                          (444,244)        (20,714)
                                              -----------      ----------
Net increase from capital share transactions  $32,482,129      $4,142,345
                                              ===========      ==========

---------
*Commencement of operations.


NOTE 4 -- Investment Transactions

     Excluding  short-term  obligations,   purchases  of  investment  securities
aggregated $65,969,366 and sales of investment securities aggregated $17,571,900 for the year ended May 31, 1997.

     On May 31, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $39,257,851 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $116,199.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 5 -- Net Assets

     On May 31, 1997, net assets consisted of:

Paid-in capital:
   Class A Shares                                                 $ 80,226,147
   Class B Shares                                                   12,442,655
   Institutional Shares                                             36,624,474
Accumulated net realized gain from security transactions             2,122,176
Unrealized appreciation of investments                              39,141,652
Undistributed net investment income                                    257,965
                                                                  ------------
                                                                  $170,815,069
                                                                  ============

NOTE 6 -- Merger Agreement

     On April 6, 1997, Bankers Trust New York Corporation and Alex. Brown Incorporated announced that they had signed a definitive agreement to merge. The merger, which is expected to be completed by the fourth quarter of 1997, is subject to customary closing conditions, including certain regulatory and shareholder approvals.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Shareholders and Directors of
Flag Investors Equity Partners Fund, Inc.

     We have audited the accompanying statement of net assets of Flag Investors Equity Partners Fund, Inc. as of May 31, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flag Investors Equity Partners Fund, Inc. as of May 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.
Philadelphia, Pennsylvania
June 20, 1997

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Directors and Officers

                                TRUMAN T. SEMANS
                                    Chairman
         CHARLES W. COLE, JR.                              LEE S. OWEN
               Director                                     President

           JAMES J. CUNNANE                           J. DORSEY BROWN, III
               Director                             Executive Vice President

            RICHARD T. HALE                             BRUCE E. BEHRENS
               Director                                  Vice President

            JOHN F. KROEGER                           HOBART C. BUPPERT, II
               Director                                  Vice President

             LOUIS E. LEVY                               GARY V. FEARNOW
               Director                                  Vice President

          EUGENE J. MCDONALD                           EDWARD J. VEILLEUX
               Director                                  Vice President

           REBECCA W. RIMEL                              SCOTT J. LIOTTA
               Director                           Vice President and Secretary

          CARL W. VOGT, ESQ.                            JOSEPH A. FINELLI
               Director                                     Treasurer

                                                       LAURIE D. COLLIDGE
                                                       Assistant Secretary


Investment Objective

A mutual fund designed to seek long-term growth of capital and, secondarily, current income primarily through a policy of diversified investments in equity securities, including common stocks and convertible securities.

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




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


    This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

    For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

                             [FLAG INVESTORS LOGO]
                                 FLAG INVESTORS

                                     Growth
                       Flag Investors Emerging Growth Fund
                       Flag Investors Equity Partners Fund
                        Flag Investors International Fund

                                  Equity Income
                   Flag Investors Real Estate Securities Fund
                      Flag Investors Telephone Income Fund

                                    Balanced
                        Flag Investors Value Builder Fund

                                     Income
                  Flag Investors Short-Intermediate Income Fund
              Flag Investors Total Return U.S. Treasury Fund Shares

                                 Tax-Free Income
                  Flag Investors Managed Municipal Fund Shares
            Flag Investors Maryland Intermediate Tax-Free Income Fund

                                 Current Income
                    Flag Investors Cash Reserve Prime Shares




                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  800-767-FLAG

                                 Distributed by:
                               ALEX. BROWN & SONS
                                  INCORPORATED